PIMCO ETF Trust

Supplement Dated June 1, 2016 to the

Actively-Managed Exchange-Traded Funds Prospectus

dated October 31, 2015, as supplemented (the “Prospectus”)

Disclosure Regarding the

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund (the “Fund”)

Effective immediately, the Fund is jointly managed by Julie Callahan and David Hammer. Accordingly, effective immediately, the paragraph in the “Investment Adviser/Portfolio Manager” section in the Fund’s Fund Summary in the Prospectus is deleted and replaced with the following:

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly managed by Julie Callahan and David Hammer. Ms. Callahan is a Senior Vice President of PIMCO, and she has managed the Fund since August 2015. Mr. Hammer is an Executive Vice President of PIMCO, and he has managed the Fund since June 2016.

In addition, effective immediately, disclosure concerning the Fund’s portfolio managers in the table in the “Management of the Funds—Individual Portfolio Managers” section of the Prospectus is deleted and replaced with the following:

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	Julie Callahan	8/15 1/14

Senior Vice President, PIMCO. Ms. Callahan joined PIMCO in 2011 and is a member of the municipal bond portfolio management team. Prior to joining PIMCO, she served as a portfolio manager for municipal separately managed accounts at Western Asset Management Company. Previously, she was a director and portfolio manager for municipal money market funds with Citigroup Asset Management.

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	David Hammer	6/16 8/15

Executive Vice President, PIMCO. Mr. Hammer is the head of the municipal bond portfolio management team. He rejoined PIMCO in May 2015 after serving as Managing Director and Head of Municipal Trading, Risk Management and Research at Morgan Stanley, and previously he was a Senior Vice President of PIMCO. Prior to joining PIMCO in 2012, he was an Executive Director for Morgan Stanley, where he served as head of the high yield and distressed municipal bond trading group.

Investors Should Retain This Supplement for Future Reference

ETF_SUPP1_060116

PIMCO ETF Trust

Supplement dated June 1, 2016 to the

Statement of Additional Information dated October 31, 2015, as supplemented (the “SAI”)

Disclosure Regarding the

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund (the “Fund”)

Effective immediately, the Fund is jointly managed by Julie Callahan and David Hammer. Accordingly, effective immediately, corresponding changes are made in the table and accompanying footnotes in the subsection titled “Portfolio Managers—Other Accounts Managed” in the SAI. In addition, effective immediately, the following sentence is added to the end of the paragraph immediately preceding the above table:

Effective June 1, 2016, the PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund is jointly managed by Julie Callahan and David Hammer.

In addition, effective immediately, corresponding changes are made in the table in the subsection titled “Portfolio Managers—Securities Ownership” in the SAI. In addition, effective immediately, the following sentence is added to the end of the paragraph immediately preceding the above table:

Effective June 1, 2016, the PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund is jointly managed by Julie Callahan and David Hammer.

Investors Should Retain This Supplement for Future Reference

ETF_SUPP2_060116